                                                                    EXHIBIT 25.1

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                                   FORM T-1

   STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT
             OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                     TRUSTEE PURSUANT TO SECTION 305(b)(2)

                                ---------------

                       U.S. TRUST COMPANY OF TEXAS, N.A.
              (Exact name of trustee as specified in its charter)

                                                             75-2353745
     (State of incorporation                              (I.R.S. employer
     if not a national bank)                             identification No.)

     2001 Ross Ave, Suite 2700                                  75201
          Dallas, Texas                                       (Zip Code)
      (Address of trustee's
    principal executive offices)

                              Compliance Officer
                       U.S. Trust Company of Texas, N.A.
                           2001 Ross Ave, Suite 2700
                              Dallas, Texas 75201
                                (214) 754-1200
           (Name, address and telephone number of agent for service)

                                ---------------
                            WOODS EQUIPMENT COMPANY
              (Exact name of obligor as specified in its charter)

                 Delaware                                    36-3868249
     (State or other jurisdiction of                     (I. R. S. Employer
      incorporation or organization)                     Identification No.)

             6944 Newburg Road                                  61108
            Rockford, Illinois                               (Zip code)
     (Address of principal executive offices)

                          --------------------------
                    15% Senior Discount Debentures due 2011
                      (Title of the indenture securities)

================================================================================

                                    GENERAL

1.   General Information.
     -------------------

     Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

               Federal Reserve Bank of Dallas (11th District), Dallas, Texas
                   (Board of Governors of the Federal Reserve System)
               Federal Deposit Insurance Corporation, Dallas, Texas
               The Office of the Comptroller of the Currency, Dallas, Texas

     (b)  Whether it is authorized to exercise corporate trust powers.

               The Trustee is authorized to exercise corporate trust powers.

2.   Affiliations with Obligor and Underwriters.
     ------------------------------------------

     If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

     None.

3.   Voting Securities of the Trustee.
     --------------------------------

     Furnish the following information as to each class of voting securities of the Trustee:

                             As of August 18, 1999

________________________________________________________________________________

                Col A.                                       Col B.

________________________________________________________________________________

             Title of Class                             Amount Outstanding

________________________________________________________________________________

    Capital Stock - par value $100 per share              5,000 shares

4.   Trusteeships under Other Indentures.
     -----------------------------------

     Not Applicable

5.   Interlocking Directorates and Similar Relationships with the Obligor or
     -----------------------------------------------------------------------
     Underwriters.
     ------------

     Not Applicable

6.   Voting Securities of the Trustee Owned by the Obligor or its Officials.
     ----------------------------------------------------------------------

     Not Applicable


7.   Voting Securities of the Trustee Owned by Underwriters or their Officials.
     -------------------------------------------------------------------------

     Not Applicable


8.   Securities of the Obligor Owned or Held by the Trustee.
     ------------------------------------------------------

     Not Applicable


9.   Securities of Underwriters Owned or Held by the Trustee.
     -------------------------------------------------------

     Not Applicable


10.  Ownership or Holdings by the Trustee of Voting Securities of Certain
     --------------------------------------------------------------------
     Affiliates or Security Holders of the Obligor.
     ---------------------------------------------

     Not Applicable


11.  Ownership or Holdings by the Trustee of any Securities of a Person Owning
     -------------------------------------------------------------------------
     50 Percent or More of the Voting Securities of the Obligor.
     ----------------------------------------------------------

     Not Applicable


12.  Indebtedness of the Obligor to the Trustee.
     ------------------------------------------

     Not Applicable


13.  Defaults by the Obligor.
     -----------------------

     Not Applicable


14.  Affiliations with the Underwriters.
     ----------------------------------

     Not Applicable


15.  Foreign Trustee.
     ---------------

     Not Applicable


16.  List of Exhibits.
     ----------------

     T-1.1   -   A copy of the Articles of Association of U.S. Trust Company of
                 Texas, N.A.; incorporated herein by reference to Exhibit T-1.1 filed with Form T-1 Statement, Registration No. 22-21897.

16.  (con't.)

     T-1.2   -   A copy of the certificate of authority of the Trustee to
                 commence business; incorporated herein by reference to Exhibit
                 T-1.2 filed with Form T-1 Statement, Registration No. 22-21897.

     T-1.3   -   A copy of the authorization of the Trustee to exercise
                 corporate trust powers; incorporated herein by reference to Exhibit T-1.3 filed with Form T-1 Statement, Registration No.
                 22-21897.

     T-1.4   -   A copy of the By-laws of the U.S. Trust Company of Texas, N.A., as amended to date; incorporated herein by reference to Exhibit
                 T-1.4 filed with Form T-1 Statement, Registration No. 22-21897.

     T-1.6   -   The consent of the Trustee required by Section 321(b) of the
                 Trust Indenture Act of 1939.

     T-1.7   -   A copy of the latest report of condition of the Trustee
                 published pursuant to law or the requirements of its supervising or examining authority.


                                     NOTE

As of August 18, 1999, the Trustee had 5,000 shares of Capital Stock outstanding, all of which are owned by U.S. T.L.P.O. Corp. As of August 18, 1999, U.S. T.L.P.O. Corp. had 35 shares of Capital Stock outstanding, all of which are owned by U.S. Trust Corporation. U.S. Trust Corporation had outstanding 18,597,534 shares of $1 par value Common Stock as of August 18, 1999.

The term "Trustee" in Items 2, 5, 6, 7, 8, 9, 10 and 11 refers to each of U.S Trust Company of Texas, N.A., U.S. T.L.P.O. Corp. and U.S. Trust Corporation.

In as much as this Form T-1 is filed prior to the ascertainment by the Trustee of all the facts on which to base responsive answers to Items 2, 5, 6, 7, 9, 10 and 11, the answers to said Items are based upon incomplete information. Items 2, 5, 6, 7, 9, 10 and 11 may, however, be considered correct unless amended by an amendment to this Form T-1.

In answering any items in this Statement of Eligibility and Qualification which relates to matters peculiarly within the knowledge of the obligors or their directors or officers, or an underwriter for the obligors, the Trustee has relied upon information furnished to it by the obligors and will rely on information to be furnished by the obligors or such underwriter, and the Trustee disclaims responsibility for the accuracy or completeness of such information.


                               ________________

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, U.S Trust Company of Texas, N.A., a national banking association organized under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas on the 18/th/ day of August, 1999.

                                             U.S. Trust Company
                                             of Texas, N.A., Trustee



                                             By: /s/ Gerald Ganey
                                             -----------------------------------
                                                 Authorized Officer

                                                                   Exhibit T-1.6


                              CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 as amended in connection with the proposed issue of NEXTLINK Communications, Inc., Senior Discount Notes, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.

                                        U.S. Trust Company of Texas, N.A.





                                        By: ___________________________________
                                              Authorized Officer

                                                                      Board of Governors of the Federal Reserve System
                                                                      OMB Number:  7100-0036
                                                                      Federal Deposit Insurance Corporation
                                                                      OMB Number:  3064-005
                                                                      Office of the Comptroller of the Currency
Federal Financial Institutions Examination Council                    OMB Number:  1557-0081
                                                                      Expires March 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      (1)
                                                                      Please Refer to Page I,
(LOGO)                                                                Table of Contents, for
                                                                      the required disclosure
                                                                      of estimated burden.
------------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION
AND INCOME FOR A BANK WITH DOMESTIC
OFFICES ONLY AND TOTAL ASSETS OF LESS
THAN $100 MILLION OR MORE BUT LESS THAN
$300 MILLION - - FFIEC 033
                                                                      (19990331)
REPORT AT THE CLOSE OF BUSINESS March 31, 1999                        ----------
                                                                      (RCRI 9999)

                                                                      This report form is to be filed by banks with domestic
This report is required by law: 12 U.S.C. Section (S). 324 (State     offices only. Banks with branches and consolidated
member banks); 12 U.S.C.  Section (S). 1817 (State nonmember banks);  subsidiaries in U.S. territories and possessions, Edge
and 12 U.S.C. Section (S). 161 (National banks).                      or Agreement subsidiaries, foreign branches, consolidated
                                                                      foreign subsidiaries, or International Banking Facilities
                                                                      must file FFIEC 031.
------------------------------------------------------------------------------------------------------------------------------------

NOTE:  The Reports of Condition and Income must be signed by an       The Reports of Condition and Income are to be prepared in
authorized officer and the Report of Condition must be attested       accordance with Federal regulatory authority instructions.
to by not less than two directors (trustees) for State nonmember      NOTE: these instructions may in some cases differ from
banks and three directors for State member and National Banks.        generally accepted accounting principles.

I, /s/ Alfred B. Childs, Managing Director                            We, the undersigned directors (trustees), attest to the
   ---------------------------------------
   Name and Title of Officer Authorized to Sign Report                correctness of this Report of Condition (including the
                                                                      supporting schedules) and declare that it has been examined
of the named bank do hereby declare that these Reports of             by us and to the best of our knowledge and belief has been
Condition and Income (including the supporting schedules)             prepared in conformance with the instructions issued by the
have been prepared in conformance with the instructions issued by     the appropriate Federal regulatory authority and is true and
appropriate Federal regulatory authority and are true to the best     correct
of my knowledge and belief.
                                                                      /s/  Stuart M. Pearman
                                                                      ----------------------------
                                                                       Director (Trustee)

/s/  Alfred B. Childs                                                 /s/.  J. T. More, Jr.
------------------------------------------                            ----------------------------
 Signature of Officer Authorized to Sign Report                        Director (Trustee)

April 21, 1999                                                        /s/.  Arthur Whit
------------------------------------------                            ----------------------------
 Date of Signature                                                     Director (Trustee)
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Submission of Reports

Each bank must prepare its Reports of Condition and Income either:    For electronic filing assistance, contact EDS Call Report
(a) in electronic form and then file the computer data                Services, 2150 North Prospect Avenue, Milwaukee, WI 53202,
    file directly with the banking agencies' collection agent,        telephone (800) 255-1571.
    Electronic  Data Systems Corporation (EDS), by modem or on
    computer diskette; or                                             To fulfill the signature and attestation requirement for the
(b) in hard-copy (paper) form and arrange for another                 or Reports of Condition and Income for this report date,
    party to convert the paper report to electronic form.             attach this signature page to the hard-copy record of the
    That party (if other than EDS) must transmit the bank's           completed report that the bank places in its files.
    computer data file to EDS.
------------------------------------------------------------------------------------------------------------------------------------

FDIC Certificate Number    33217                       US Trust Company of Texas, National Association
                        -----------                    ---------------------------------------------------
                        (RCRI 9050)                    Legal Title of Bank (TEXT 9010)

                                                       Dallas_____________________________________________
                                                       City (TEXT 9130)

                                                       TX                             75201
                                                       ---------------------------------------------------
                                                       State Abbrev. (TEXT 9200)      Zip Code. (TEXT 9220)

U.S. Trust Company of Texas, N.A.                Call Date:              3/31/1999       State #: 48-6797     FFIEC  033
2001 Ross Avenue, Suite 2700                      Vendor ID:                     D       Cert #:    33217     RC-1
Dallas, TX 75201                                   Transit #:             11101765

                                                                                                             ---------------
                                                                                                                    9
                                                                                                             ---------------

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR March 31, 1999

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet

                                                                                                                    C200 more than
                                                                                                       Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
 1.  Cash and balances due from depository institutions:
                                                                                                             RCON
                                                                                                             ----
     a.  Noninterest-bearing balances and currency and coin (1,2)____________________   ______   _______     0081       1,297  1.a
                                                                                                                     --------
     b.  Interest bearing balances(3)________________________________________________   ______   _______     0071         696  1.b
                                                                                                                     --------
 2.  Securities:
                                                                                                                     --------
     a.  Held-to-maturity securities (from Schedule RC-B, column A)__________________   ______   _______     1754           0  2.a
                                                                                                                     --------
     b.  Available-for-sale securities (from Schedule RC-B, column D)________________   ______   _______     1773     131,683  2.b
                                                                                                                     --------
 3.  Federal funds sold (4) and securities purchased under agreements to resell:                             1350       6,000  3
                                                                                                                     --------
 4.  Loans and lease financing receivables:                                              RCON
                                                                                         ----    _______
     a.  Loans and leases, net of unearned income (from Schedule RC-C)_______________    2122     22,709                       4.a
                                                                                                 _______
     b.  LESS: Allowance for loan and lease losses___________________________________    3123        260                       4.b
                                                                                                 -------
     c.  LESS: Allocated transfer risk reserve_______________________________________    3128          0                       4.c
                                                                                                 -------
     d.  Loans and leases, net of unearned income, allowance, and reserve                                    RCON
                                                                                                             ----    --------
         (item 4.a minus 4.b and 4.c)________________________________________________   ______   _______     2125      22,249  4.d
                                                                                                                     --------
 5.  Trading assets__________________________________________________________________   ______   _______     3545           0  5.
                                                                                                                     --------
 6.  Premises and fixed assets (including capitalized leases)________________________   ______   _______     2145         917  6.
                                                                                                                     --------
 7.  Other real estate owned (from Schedule RC-M)____________________________________   ______   _______     2150           0  7.
                                                                                                                     --------
 8.  Investments in unconsolidated subsidiaries and associated companies
     (from Schedule RC-M)____________________________________________________________   ______   _______     2130           0  8.
                                                                                                                     --------
 9.  Customers' liability to this bank on acceptances outstanding____________________   ______   _______     2155           0  9.
                                                                                                                     --------
 10. Intangible assets (from Schedule RC-M)__________________________________________   ______   _______     2143       1,950  10.
                                                                                                                     --------
 11. Other assest (from Schedule RC-F)_______________________________________________   ______   _______     2160       2,527  11.
                                                                                                                     --------
 12. Total assets (sum of items 1 through 11)________________________________________   ______   _______     2170     167,519  12.
                                                                                                                     --------

 (1) Includes  cash items in process of collection and unposted debits.
 (2) Included time certificates of deposit not held for trading.

U.S. Trust Company of Texas, N.A.                Call Date:              3/31/1999       State #: 48-6797     FFIEC  033
2001 Ross Avenue, Suite 2700                      Vendor ID:                     D       Cert #:    33217     RC-2
Dallas, TX 75201                                   Transit #:             11101765

                                                                                                            ---------------
                                                                                                                   10
                                                                                                            ---------------

Schedule RC - Continued
                                                                                                       Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.  Deposits:                                                                                               RCON
     a. In domestic offices (sum of totals of                                                                ----   --------
        columns A and C from Schedule RC-E)_________________________________________    RCON                 2200    141,618  13.a
                                                                                        ----   --------             --------
        (1)  Noninterest-bearing____________________________________________________    6631      8,794                       13.a.1
                                                                                               --------
        (2)  Interest-bearing_______________________________________________________    6636    132,824                       13.a.2
                                                                                               --------
     b. In foreign offices, Edge and Agreement subsidiaries, and IBFs
        (1)  Noninterest-bearing____________________________________________________
        (2)  Interest-bearing_______________________________________________________
                                                                                                                    --------
14.  Federal funds purchased(2) and securities sold under agreements to repurchase:                          RCON          0  14
                                                                                                             ----
                                                                                                             2800
                                                                                                                    --------
15.  a. Demand notes issued to the U.S. Treasury____________________________________   ______  ________      2840          0  15.a
                                                                                                                    --------
     b. Trading liabilities_________________________________________________________   ______  ________      3548          0  15.b
                                                                                                                    --------
16.  Other borrowed money:
     a. With a remaining maturity of one year or less_______________________________   ______  ________      2332          0  16.a
                                                                                                                    --------
     b. With a remaining maturity of more than one year through three
        years_______________________________________________________________________   ______  ________      A547      2,000  16.b
                                                                                                                    --------
     c. With a remaining maturity of more than three years__________________________   ______  _______       A548      1,000  16.c
                                                                                                                    --------
17.  Not applicable
                                                                                                                    --------
18.  Bank's liability on acceptances executed and outstanding_______________________   ______  _______       2920          0  18.
                                                                                                                    --------
19.  Subordinated notes and debentures______________________________________________   ______  _______       3200          0  19.
                                                                                                                    --------
20.  Other liabilities (from Schedule RC-G)_________________________________________   ______  _______       2930      2,317  20.
                                                                                                                    --------
21.  Total liabilities (sum of items 13 through 20)_________________________________   ______  _______       2948    146,935  21.
                                                                                                                    --------
22.  Not applicable

EQUITY CAPITAL
                                                                                                             RCON
                                                                                                             ----
                                                                                                                    --------
23.  Perpetual preferred stock and related surplus__________________________________   ______  _______       3838      7,000  23.
                                                                                                                    --------
24.  Common stock___________________________________________________________________   ______  _______       3230        500  24.
                                                                                                                    --------
25.  Surplus (exclude all surplus related to preferred stock)_______________________   ______  _______       3839      8,384  25.
                                                                                                                    --------
26.  a. Undivided profits and capital reserves_____________________________________    ______  _______       3632      4,406  26.a
                                                                                                                    --------
     b. Net unrealized holding gains (losses) on available-for-sale securities____     ______  _______       8434        294  26.b
                                                                                                                    --------
27.  Cumulative foreign currency translation adjustments__________________________
                                                                                                                    --------
28.  Total equity capital (sum of items 23 through 27)____________________________     ______  _______       3210     20,584  28.
                                                                                                                    --------
29.  Total liabilities and equity capital (sum of items 21 and 28)________________     ______  _______       2257    167,519  29.
                                                                                                                    --------

Memorandum
  To be reported only with the March Report of Condition.                                                   Number
 1.  Indicate in the box at the right the number of the  statement below that best describes the                    ---------
     most comprehensive level of auditing work performed for the bank by independent
     external auditors as of any date during 1998_____________________________________________________       6724           1  M.1
                                                                                                                    ---------

 1 = Independent audit of the bank conducted in accordance            4 = Directors' examination of the bank performed by other
     with generally accepted auditing standards by certified              external auditors (may be required by state chartering
     public accounting firm which submits a report on the bank            authority)
 2 = Independent audit of the bank's parent holding company           5 = Review of the bank's financial statements by external
     conducted in accordance with generally accepted auditing             auditors
     standards by a certified public accounting firm which            6 = Compilation of the bank's financial statements by

     submits a report on the consolidated holding company (but            external auditors
     not on the bank separately)                                      7 = Other audit procedures (excluding tax preparation work)
 3 = Directors' examination of the bank conducted in accordance       8 = No external audit work
     with generally accepted auditing standards by a certified
     public accounting firm (may be required by state chartering authority)

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.